UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CNO Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Sign Up for Electronic Delivery of Proxy Materials Join CNO in supporti ng the environment. For each shareholder who signs up for electronic delivery of proxy materials, CNO will plant five trees through a donation made to the National Forest Foundation. SIGN UP TODAY! 1. Go to www.proxyvote.com 2. Type in your 16 digit control number (located on the enclosed card) and click Submit. 3. On the right side, click Sign up for E-Delivery under Go Paperless. 4. Fill out your email address, create a PIN, and click Next. 5. Review the Description of Service and click Enroll in E-Delivery. © 2022 CNO Financial Group, Inc. 201197 (03/22) P69979-EPR

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? Pursuant to the SEC “Notice and Access” proxy rules, companies are permitted to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online, or how to receive a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and follow the instructions. You will need to enter the Control # printed on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to order a paper copy can be found in the “Get informed before you vote” section of the Notice. Can I request to receive my proxy materials for future meetings by e-mail rather than receive a Notice? Yes. The instructions on how to change your preferences so you receive proxy materials for future meetings by e-mail are online at: www.proxyvote.com. For more information about the SEC Notice and Access proxy rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

Your Vote Counts! CNO FINANCIAL GROUP, INC. 11825 N PENNSYLVANIA ST CARMEL, IN 46032 CNO FINANCIAL GROUP, INC. 2022 Annual Meeting Vote by May 18, 2022 11:59 PM ET You invested in CNO FINANCIAL GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2022. Vote Virtually at the Meeting* May 19, 2022 8:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/CNO2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D74897-P69979 Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D74898-P69979 1. Election of Directors Nominees: 1c. Stephen N. David 1a. Gary C. Bhojwani 1d. David B. Foss 1b. Ellyn L. Brown 1e. Mary R. (Nina) Henderson 1f. Daniel R. Maurer 1g. Chetlur S. Ragavan 1h. Steven E. Shebik 1i. Frederick J. Sievert 2. Approval, by non-binding advisory vote, of the executive compensation of the Company’s Named Executive Officers. 3. Approval of the Company’s Amended and Restated Certificate of Incorporation to include the Replacement NOL Protective Amendment. 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022. For For For For For For For For For For For For NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.